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Exhibit 25.2

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)    ☐

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

100 Wall Street, 16th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)
Beverly A. Freeney U.S. Bank National Association 100 Wall Street, Suite 1600 New York, NY 10005 Telephone (212) 361-2893 (Name, address and telephone number of agent for service)
JOHN DEERE CAPITAL CORPORATION (Exact name of obligor as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	36-2386361 (I. R. S. Employer Identification No.)
1 East First Street Suite 600 Reno, Nevada (Address of principal executive offices)	89501 (Zip Code)

SUBORDINATED DEBT SECURITIES
(Title of the Indenture Securities)

Item 1.    GENERAL INFORMATION.    Furnish the following information as to the Trustee.

  a)
  Name and address of each examining or supervising authority to which it is subject.
                          Comptroller of the Currency
                          Washington, D.C.

  b)
  Whether it is authorized to exercise corporate trust powers.
                                  Yes

Item 2.    AFFILIATIONS WITH OBLIGOR.    If the obligor is an affiliate of the Trustee, describe each such affiliation.
                        None

Items 3-15
Not applicable because, to the best of Trustee's knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16.    LIST OF EXHIBITS:    List below all exhibits filed as a part of this statement of eligibility and qualification.

  1.
  A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

  2.
  A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

  3.
  A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

  4.
  A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

  5.
  Not applicable.

  6.
  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

  7.
  A copy of the Report of Condition of the Trustee as of December 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

  8.
  Not applicable.

  9.
  Not applicable.

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SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 2nd day of September, 2005.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ BEVERLY A. FREENEY
Name:	Beverly A. Freeney
Title:	Vice President

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Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of March 31, 2005

($000's)

3/31/2005
Assets
Cash and Due From Depository Institutions	$401,054
Fixed Assets	233
Intangible Assets	104,100
Other Assets	31,839

Total Assets	$537,226
Liabilities
Other Liabilities	$17,460

Total Liabilities	$17,460
Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	12,834

Total Equity Capital	$519,766
Total Liabilities and Equity Capital	$537,226

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ BEVERLY A. FREENEY Name: Beverly A. Freeney Title: Vice President
Date:	September 2, 2005

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  Exhibit 25.2